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                                                              EXHIBIT 4.11

                                    (FRONT)

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THE RIGHTS EXPIRE AT   ONE RIGHT AND THE SUBSCRIPTION     FORM      RIGHTS
 5:00 P.M. NEW YORK    PRICE SHOWN HEREON ARE REQUIRED   NUMBER   REPRESENTED
    CITY TIME ON       TO SUBSCRIBE FOR EACH SHARE OF               BY FORM
    JUNE  , 1996
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   CASINO AMERICA, INC. RIGHTS SUBSCRIPTION FORM FOR SHARES OF COMMON STOCK

  The registered owner of this Rights Subscription Form named herein, or permitted assigns, is entitled to the number of Rights shown hereon to subscribe for shares of Common Stock, $.01 par value per share, of Casino America, Inc. at the price of $5.875 per share of Common Stock and upon the terms and conditions specified in the Prospectus dated June , 1996. Use the appropriate forms on the reverse side hereof to subscribe for shares of Common Stock.

  This Rights Subscription Form is not valid unless countersigned and registered by the Rights Agent.

                                     Countersigned and Registered:

                                     NORWEST BANK MINNESOTA, N.A.

                                     By:
                                        -------------------------------
                                               Authorized Signature

                                     Dated: June  , 1996

  THIS CERTIFICATE IS NOT TRANSFERABLE. IT MAY BE EXERCISED OR DIVIDED AT THE
   OFFICE OF NORWEST BANK MINNESOTA, N.A. [ADDRESS] SUBJECT TO THE TERMS AND
                CONDITIONS OF THE PROSPECTUS REFERRED TO ABOVE.
- -------------------------------------------------------------------------------

                                   (REVERSE)

                                       Signature(s) of Subscriber(s)
                                                             ------------------
I irrevocably subscribe for the
following shares of Common Stock,
$.01 par value, of Casino America,
Inc. upon the terms specified in the
Prospectus (receipt of which is
hereby acknowledged).

                                       Address---------------------------------
                                       ---------------------------------------

                                       Taxpayer I.D. or Social Security No.
                                                                  -------------


                                       Telephone Number
                                                      -------------------------
No. of Shares     Price
Payment

                                       DELIVERY INSTRUCTIONS: (Fill out ONLY
                                       if delivery of stock certificate is to
                                       be made to address other than that
                                       shown on face of Rights Subscription
                                       form or the address provided above)

       x $5.875 per share =
- ----------                ----------

Please make checks payable to
"Norwest Bank Minnesota, N.A., as
Agent for Casino America, Inc."

                                       PRINT NAME AND ADDRESS INCLUDING ZIP
                                       CODE

                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------

IF THE SIGNATURE(S) ABOVE DO(ES) NOT CONFORM EXACTLY TO THE NAME OF THE REGISTERED OWNER ON THE FACE HEREOF, THIS RIGHTS SUBSCRIPTION FORM MUST BE ACCOMPANIED BY EVIDENCE SATISFACTORY TO THE COMPANY TO ESTABLISH THE AUTHORITY OF THE SIGNED PERSON. *IMPORTANT: PAYMENT OF THE AGGREGATE PAYMENT PRICE CORRESPONDING TO YOUR SUBSCRIPTION MUST ACCOMPANY THE COMPLETED RIGHTS SUBSCRIPTION FORM.